Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2024
Financial Instruments and Risk Management [Abstract]
Financial instruments and risk management
24.	Financial instruments and risk management

Fair value

The fair value of the Company’s financial instruments, including cash, amounts receivable and accounts payable and accrued liabilities approximates their carrying value due to their short-term nature. Mortgage payable and deposit payable are due to arm’s length third parties, the fair values of these payables are measured using relevant market input (Level 3). The fair values of mortgage payable and deposit payable was calculated using actualized cash flows using market rates in effect at the balance sheet date. Reasonable changes to key assumptions would not have a significant impact. Investment is measured using a market-based valuation approach, utilizing relevant Level 3 market inputs. Digital currencies and loan payable are measured at fair value using the quoted price on Gemini Exchange (Level 2). Warrant liabilities are measured at fair value using the Black-Scholes pricing model (Level 2) (see note 14).

Risks

Credit risk

Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. The Company’s primary exposure to credit risk is on its cash, amounts receivable and promissory note receivable. The cash held in an account which is FDIC insured up to $3 million. The Company believes no impairment is necessary in respect of amounts receivable, deposits and promissory note receivable as balances are monitored on a regular basis with the result that exposure to bad debt is insignificant.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company manages liquidity risk by maintaining cash balances to ensure that it is able to meet its short term and long-term obligations as and when they fall due. The Company manages cash projections and regularly updates projections for changes in business and fluctuations cause in digital currency prices and exchange rates.

The following table summarizes the expected maturity of the Company’s significant financial liabilities and other liabilities based on the remaining period from the balance sheet date to the contractual maturity date:

	Payments by period
As at December 31, 2024	Less than 1 year	1-3 years	4-5 years	More than 5 years	Total	Carrying Value
Accounts payable and accrued liabilities	$6,579,948	$-	$-	$-	$6,579,948	$6,579,948
Deposit payable	-	2,203,526	-	-	2,203,526	2,203,526
Lease liabilities	60,000	80,000	-	-	140,000	126,797
Loan payable	77,564	-	-	-	77,564	77,564
	$6,717,512	$2,283,526	$-	$-	$9,001,038	$8,987,835

	Payments by period
As at December 31, 2023	Less than 1 year	1-3 years	4-5 years	More than 5 years	Total	Carrying Value
Accounts payable and accrued liabilities	$4,510,757	$-	$-	$-	$4,510,757	$4,510,757
Deposit payable	-	1,486,184	-	-	1,486,184	1,486,184
Lease liabilities	151,286	316,325	54,024	-	521,635	447,514
Mortgage payable	400,500	-	-	-	400,500	389,064
Loan payable	253,630	356,710	-	-	610,340	610,340
	$5,316,173	$2,159,219	$54,024	$-	$7,529,416	$7,443,859

Foreign currency risk

Currency risk relates to the risk that the fair values or future cash flows of the Company’s financial instruments will fluctuate because of changes in foreign exchange rates. Exchange rate fluctuations affect the costs that the Company incurs in its operations.

As the Company operates in an international environment, some of the Company’s financial instruments and transactions are denominated in currencies other than an entity’s functional currency. The fluctuation of the Canadian dollar in relation to the US dollar will consequently impact the profitability of the Company and may also affect the value of the Company’s assets and liabilities and the amount of shareholders’ equity. As at December 31, 2024 and December 31, 2023, the foreign currency risk was considered minimal.

Digital currency risk

Digital currency prices are affected by various forces including global supply and demand, interest rates, exchange rates, inflation or deflation and the global political and economic conditions. The profitability of the Company is directly related to the current and future market price of digital currencies; in addition, the Company may not be able liquidate its holdings of digital currencies at its desired price if required. A decline in the market prices for digital currencies could negatively impact the Company’s future operations. The Company has not hedged the conversion of any of its sales of digital currencies.

Digital currencies have a limited history and the fair value historically has been very volatile. Historical performance of digital currencies is not indicative of their future price performance. The Company’s digital currencies currently consist of Bitcoin.

At December 31, 2024, had the market price of the Company’s holdings of Bitcoin increased or decreased by 10% with all other variables held constant, the corresponding asset value increase or decrease respectively would amount to $452,542 (December 31, 2023 - $82,288).